Exhibit 99.1

IMMEDIATE RELEASE

DATE: December 23, 2015

MEDIA CONTACT: Dan Lombardo, InvenTrust Properties Corp.

630-570-0605 or dan.lombardo@InvenTrustProperties.com

INVENTRUST PROPERTIES CORP. TO SPIN OFF “NON-CORE” ASSETS

Stand-Alone Company to be Called Highlands REIT, Inc.

Advances InvenTrust’s Strategy to Focus on its Core Platforms of

Multi-Tenant Retail and Student Housing

Oak Brook, Ill. – December 23, 2015 – InvenTrust Properties Corp. (“InvenTrust” or “the Company”) today announced that it intends to spin off its “non-core” assets through the pro rata distribution of 100% of the outstanding shares of common stock of Highlands REIT, Inc. (“Highlands”), a wholly-owned subsidiary of InvenTrust that was formed to hold InvenTrust’s remaining “non-core” assets. Highlands has filed a preliminary registration statement on Form 10 with the Securities and Exchange Commission (“SEC”) in connection with the proposed spin-off.

“We are pleased to announce the disposition of our remaining ‘non-core’ assets in a manner that is expected to maximize the value of these assets,” said Thomas McGuinness, President and Chief Executive Officer of InvenTrust. “Through this spin-off, we expect Highlands will be better-positioned to provide stockholders with a return of their investment by liquidating and distributing net proceeds from the disposition of their assets in a more efficient manner.”

McGuinness continued, “The formation of Highlands is consistent with our previously disclosed strategy to focus on our multi-tenant retail and student housing platforms. Moving forward, InvenTrust will continue to refine and tailor our retail portfolio into key growth markets with favorable demographics and expected above-average net operating income growth and to continue to build our student housing platform through acquisitions and developments at top universities. We have taken a number of actions in recent years to maximize value and provide liquidity for stockholders, and we believe this is another important step in continuing our commitment to enhancing value.”

Upon completion of the proposed separation and distribution from InvenTrust, Highlands will be an independent, self-managed, non-traded REIT with a dedicated management team focused on preserving, protecting and maximizing the total value of its portfolio. Highlands’ portfolio is expected to consist of seven single- and multi-tenant office assets, two industrial assets, six retail assets, two correctional facilities, four parcels of unimproved land and one bank branch.

Highlands will be led by Richard Vance, who currently serves as InvenTrust’s Senior Vice President – Portfolio Management & Corporate Strategy, and in which role he has been responsible for managing InvenTrust’s “non-core” portfolio with regard to asset management, property operations and leasing. Mr. Vance will serve as Highlands’ President and Chief Executive Officer and a member of Highlands’ board of directors.

Terms and Conditions of the Spin-Off

InvenTrust anticipates that the spin-off will be effected by means of a pro rata distribution by InvenTrust of 100% of the outstanding shares of Highlands common stock. This will occur on a distribution date to be set by the Company’s board of directors in the future by way of a taxable pro rata special distribution to InvenTrust stockholders of record on the record date of the distribution. Each InvenTrust stockholder will be entitled to receive a to-be-determined number of shares of Highlands common stock for a to-be-determined number of shares of InvenTrust common stock held by each stockholder at the close of business on the record date of the distribution.

Although the distribution of the outstanding shares of Highlands common stock will be in the form of a taxable distribution to InvenTrust stockholders, InvenTrust does not anticipate recognizing taxable gain as a result of the distribution. As a result, so long as stockholders own InvenTrust common stock for the entire year in which the distribution occurs, InvenTrust anticipates that the spin-off and distribution of Highlands common stock will not increase the amount of dividend income stockholders would have recognized if the distribution had not occurred.

Following the distribution, InvenTrust stockholders will own shares in both InvenTrust and Highlands. The number of InvenTrust shares held by stockholders will not change as a result of the distribution of Highlands common stock. Stockholder approval of the distribution is not required, and InvenTrust stockholders will not be required to make any payment, or to surrender or exchange their shares of InvenTrust common stock or take any other action to receive their shares of Highlands common stock on the distribution date. Highlands’ shares of common stock will not be listed on any securities exchange or other market as part of the spin-off. Following the completion of the distribution, InvenTrust will not continue to own any shares of common stock of Highlands.

InvenTrust currently expects the spin-off to be completed in the next four to five months. The completion of the spin-off will be subject to conditions and approvals, including, among others, the registration statement on Form 10 being declared effective by the SEC and final approval of the spin-off and related transactions by the InvenTrust board of directors.

Latham & Watkins LLP is acting as legal counsel to InvenTrust in connection with spin-off. Hunton & Williams LLP has advised InvenTrust on tax matters related to the spin-off.

Estimated Share Value & Distribution Rate

In connection with the Highlands spin-off, InvenTrust is deferring the publication of a new estimated share value until closer proximity to the Highlands spin-off date, which is expected to occur in the next four to five months. InvenTrust has engaged an independent, third-party valuation firm to assist in the valuation. The valuation firm will provide a detailed explanation of the valuation method and process used to estimate a new per share value. Once the new estimated share value is determined, InvenTrust will file a Current Report on Form 8-K and disclose to its stockholders how the estimated share value was calculated and determined. Following the spin-off, InvenTrust also intends to announce a new sustainable distribution rate correlated to the cash provided from the remaining portfolio of assets.

ABOUT INVENTRUST PROPERTIES CORP.

InvenTrust, as of September 30, 2015, owned 128 multi-tenant retail properties (including 18 JV assets), comprising 19 million square feet of retail space in 24 states. In addition, its student housing business, University House Communities, has 16 properties (including 1 JV asset) with 9,600 beds. InvenTrust also owns 5.8 million square feet of “non-core”, office and industrial buildings.

Forward-Looking Statements Disclaimer

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These statements include statements about our plans and strategies and future events, including the proposed spin-off of our “non-core” assets; the anticipated timing to close the spin-off; anticipated tax consequences of the spin-off; and anticipated timing with respect to publishing our new estimated share value, among other things. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain and involve known and unknown risks that are difficult to predict. Factors that may cause actual results to differ materially from current expectations include, among others, if the SEC fails to declare Highlands’ preliminary registration statement on Form 10 effective in a timely manner or at all; our current expectations with respect to the timing of the potential spin-off and/or the potential failure to satisfy closing conditions with respect to the transaction; InvenTrust’s board of directors may determine that the completion of the spin-off is not in our best interests and determine not to consummate the spin-off; our ability to execute on our strategy; the timing of our new estimated share value; Highlands’ ability (or lack thereof) to operate successfully as a self-managed REIT and execute on its strategy; our ability to return value to our stockholders and the availability of cash flow from operating activities to fund distributions. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in the preliminary registration statement on Form 10 filed with the Securities and Exchange Commission by Highlands REIT, Inc. and InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.